SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
(Amendment No. )

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

eMagin Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

eMAGIN CORPORATION c/o Continental Proxy Services – 8th Floor 17 Battery Place, New York NY 10004 –1123	You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

eMAGIN CORPORATION 3006 Northup Way, Suite 103 Bellevue, WA 98004

NOTICE OF ANNUALMEETING OF STOCKHOLDERS

to be held on May 22, 2014

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.

Dear Stockholder,

The 2014  Annual Meeting of Stockholders of eMagin Corporation (the “Company”), will be  held on Thursday, May 22, 2014  at 10:00  a.m.  Eastern Daylight Time at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, New York 10006  for the following purposes:

Proposals to be considered at the Annual Meeting:

(1)	To consider and act upon a proposal to elect to the Company’s Board of Directors the seven persons nominated by the Board of Directors;

(2)	Proposal to ratify McGladrey LLP as the Company’s independent auditors for the fiscal year endingDecember 31, 2014.

(3)	To recommend, by non-binding vote, the approval of the compensation disclosed in the Proxy Statement of the Company’s executive officers, who are named in the Summary Compensation Table.

(4)	To act on such other matters as may properly come before the meeting or any adjournment thereof.

The Board  of Directors recommends a vote  FOR the  election of the  named nominees as directors, and FOR Proposals 2 and 3.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.	Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID:

PROXY NUMBER:
The Proxy Materials are available for review at:
http://www.cstproxy.com/emagin/2014	ACCOUNT NUMBER:

eMAGIN CORPORATION
3006 Northup Way, Suite 103
Bellevue, WA 98004

Important Notice Regarding the Availability Of Proxy Materials

For the Stockholder Meeting to Be Held On May 22, 2014

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materi- als before voting.

If you would  like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 12, 2014 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/emagin/2014

-           the Company’s Annual Report for the year ending December 31, 2013.

-           the Company’s 2014 Proxy Statement (including all attachments thereto)

-           the Proxy Card.

-           any amendments to the foregoing materials that are required to be furnished to shareholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID., proxy number and account number

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690, or
By logging on to http://www.cstproxy.com/emagin/2014 or
By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.

.